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                                                                 Exhibit 10.17.1

                       FIRST AMENDMENT OF TRUST AGREEMENT


         THIS FIRST AMENDMENT executed this 31st of December, 1998, by DST Systems, Inc. as Settlor.

         WITNESSETH:

         WHEREAS, DST Systems, Inc. as Settlor, and United Missouri Bank of Kansas City, N.A., as Trustee, executed a Trust Agreement, TUA DST--Horan Agreement, on June 30, 1989;

         WHEREAS, United Missouri Bank of Kansas City, N. A. has changed its name to UMB Bank, N.A.;

         WHEREAS, under Section 12(a) of said Trust Agreement, Settlor and James
P. Horan ("Employee"), acting together, reserved the right at any time to amend or revoke the same, in whole or in part, which right Settlor and Employee now desires to exercise;

         NOW, THEREFORE, pursuant to the right reserved to Settlor and Employee under Section 12(a), Settlor and Employee hereby amend said Trust Agreement as follows, such amendment to be effective on the date hereof:

         1. Section 1(e) shall be deleted in its entirety and a new Section 1(e) added to read as follows:

          (e) "Change in Control" shall be deemed to have occurred if (i) for any reason at any time less than seventy-five percent (75%) of the members of the Board of Directors of the Company shall be individuals who fall into any of the following categories: (A) individuals who were members of such Board on September 1, 1995;
               (B) individuals whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least seventy-five percent (75%) of the members of the Board then still in office who were members of the Board on September 1, 1995; or
               (C) individuals whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least seventy-five percent (75%) of the members of the Board then still in office who were elected in the manner described in (A) or (B) above, or (ii) any "person" (as

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               such term is used in Sections 13(d) and 14(d)(2) of the
               Securities Exchange Act of 1934 (the "Exchange Act")) shall have become, according to a public announcement or filing without the prior approval of the Board, the "beneficial owner" (as defined in Rule 13d-3) under the Exchange Act), directly or indirectly, of securities of the Company representing thirty percent (30%) or more (calculated in accordance with Rule 13d-3) of the combined voting power of the Company's then outstanding voting securities (such "person" hereinafter referred to as a "major Stockholder"); or (iii) the stockholders of the Company shall have approved a merger, consolidation or dissolution of the Company or a sale, lease, exchange or disposition of all or substantially all of the Company's assets, or a Major Stockholder shall have proposed any such transaction, unless any such merger, consolidation, dissolution, sale, lease, exchange or disposition shall have been approved by at least seventy-five percent (75%) of the members of the Board of Directors of the Company who are individuals falling into any combination of the following categories: (A) individuals who were members of such Board of Directors on September 1, 1995;
               (B) individuals whose election or nomination for election by the Company's stockholders was approved by at least seventy-five percent (75%) of the members of the Board of Directors of the Company then still in office who were members of the Board on September 1, 1995, or (C) individuals whose election, or nomination for election by the Company's stockholders was approved by a vote of at least seventy-five percent (75%) of the members of the Board then still in office who were elected in the manner described in (A) or (B) above. Company shall promptly inform Trustee of a Change in Control;

         2. Section 1(f) shall be deleted in its entirety and a new Section 1(f) added to read as follows:

                  (f) "Control Change Date" shall be the date on which a Change in Control occurs;

         3. The first sentence of Section 7 shall be deleted in its entirety and a new first sentence added to Section 7 to read as follows:

                  Prior to a Control Change Date, Trustee shall invest the trust estate as Company prescribes, other than in securities or obligations issued by Company.

         IN WITNESS WHEREOF, the Settlor, DST Systems, Inc. and the Employee, James P. Horan, have hereunto caused this First Amendment of Trust Agreement to be executed the day and year first above written.




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                                              DST SYSTEMS, INC.


                                              By:  /s/Thomas A. McDonnell
                                                 ------------------------------



                                                 EMPLOYEE



                                                  /s/ James P. Horan
                                                  -----------------------------
                                                  James P. Horan


                          ACKNOWLEDGEMENT OF AMENDMENT


         UMB Bank, N.A., does hereby acknowledge that it is the duly qualified and acting Trustee under the aforesaid Trust Agreement, that it has received the foregoing executed by DST Systems, Inc. and James P. Horan, and that it does hereby acknowledge amendment of said Trust Agreement.

         IN WITNESS WHEREOF, the Trustee, UMB Bank, N. A., has caused these presents to be executed as of the day and year first above written.


                                               UMB BANK, N.A.



                                               By: /s/ Mark P. Herman
                                                  -----------------------------






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